UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 2, 2024

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39317	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5701 N. Pima Road Scottsdale, Arizona	85250
(Address of principal executive offices)	(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

ON Semiconductor Corporation (the “Company”) has received notice of an unsolicited “mini-tender” offer by TRC Capital Investment Corporation (“TRC Capital”) to purchase up to 1,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at an offer price of $70.75 per share, which is approximately 4.4% lower than the closing share price of the Common Stock of $74.04 on March 19, 2024, the trading day immediately prior to the date of the offer. The shares subject to TRC Capital’s offer represent approximately 0.35% of the shares of Common Stock outstanding as of the date of the offer.

On April 2, 2024, the Company issued a press release informing its stockholders that the Company does not endorse TRC Capital’s unsolicited mini-tender offer and recommending that stockholders do not tender their shares to TRC Capital. Stockholders who have already tendered their shares may withdraw them at any time prior to the expiration of the offer, in accordance with TRC Capital’s offering documents. The offer is currently scheduled to expire at 12:01 a.m., New York City time, on April 19, 2024, but TRC Capital may extend the offer period at its discretion.

The Company is not affiliated, or associated in any way, with TRC Capital, its mini-tender offer or its offer documentation. Additional information concerning mini-tender offers is included in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this report.

Exhibit No.	Description

99.1	Press Release dated April 2, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: April 2, 2024	By:	/s/ THAD TRENT
Thad Trent
Executive Vice President, Chief Financial Officer, and Treasurer